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Exhibit 10.119

                             MASTER LEASE AGREEMENT

               Master Lease Agreement No. UHC1196 ("MASTER LEASE")

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
LESSOR:    Pacific Financial Company                          Date of MASTER LEASE: November 25, 1996
           a California General Partner
           2900 Bristol Street                                LESSEE: Unison Healthcare Corporation
           Suite D 106
           Costa Mesa, CA 92626                               a Delaware corporation ("LESSEE")

                                                              ADDRESS:   7272 Indian School Road
                                                                         Suite 214
                                                                         Scottsdale, AZ 85251
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WHEREAS, LESSOR desires to lease certain equipment to LESSEE; and

WHEREAS, LESSEE desires to lease certain equipment from LESSOR; and

WHEREAS, to facilitate the lease of the equipment, the parties agree to enter into this MASTER LEASE and to incorporate by reference from time to time in lease schedules which will be attached hereto and made a part hereof, various units of equipment.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the parties hereto agree as follows:

                    TERMS, CONDITIONS AND COVENANTS OF LEASE

1. LEASE: This MASTER LEASE sets forth the terms and conditions by which LESSOR agrees to lease to LESSEE and LESSEE agrees to lease from LESSOR the equipment as listed and described in each lease schedule (hereafter referred to as "Lease Schedule") executed from time to time pursuant to this MASTER LEASE. Each Lease Schedule shall be separate and distinct for all purposes and shall incorporate therein all the terms and conditions of this MASTER LEASE. If there is a conflict between the Lease Schedule and this MASTER LEASE, the terms and conditions of this MASTER LEASE shall govern and control.

2.     TERM:

       a. The term of this MASTER LEASE shall be on the date of execution by LESSOR and shall continue in effect thereafter until all of LESSEE'S obligations and Liabilities under this MASTER LEASE and every Lease Schedule have been fully performed or otherwise discharged.

       b. The lease term for each Lease Schedule shall commence on the earlier of the equipment installation, first clinical use, or the cutover date (hereafter referred to as the "Commencement Date"). If any equipment under the Lease Schedule is not newly installed, the Commencement Date shall be the date upon which title to the equipment passes to LESSOR. The lease term shall continue for the number of months set forth in the Lease Schedule (hereinafter referred to as "Initial Term") and continue for any extended or renewal term. The first payment date of the Initial Term shall be the first day of the month immediately following the Commencement Date (or beginning on the Commencement Date if that date is on the first day of the month).

       c. LESSEE shall deliver to LESSOR a Certificate of Acceptance within five (5) days of the Commencement Date. If Lessee fails to deliver the Certificate of Acceptance, LESSEE shall
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             be deemed to have accepted the equipment as installed and
             operational as of the Commencement Date unless LESSEE gives LESSOR written notice of each defect within five (5) days of the Commencement Date.

3. RENT AND PAYMENTS: LESSEE'S obligation to pay rent under each Lease Schedule shall begin on the Commencement Date and continue for the term. The monthly rent (hereinafter referred to as "Monthly Rent") set forth in the Lease Schedule shall be due and payable in advance on the first day of each calendar month during the Initial Term without notice or demand notwithstanding the fact that LESSOR may, as a convenience only, invoice LESSEE. If the Commencement Date of a Lease Schedule shall be other than the first day of the month, LESSEE shall make a rental payment (hereinafter referred to as "Interim Rent") equal to 1/30th of the Monthly Rent set forth in the Lease Schedule for each day beginning with the Commencement Date to and including the last day of the month prior to the beginning of the Initial Term. Any amounts payable by LESSEE under this MASTER LEASE other than the Monthly Rent and Interim Rent shall be deemed to be additional rent (hereinafter referred to as "Additional Rent") and shall be paid within twenty (20) days of invoicing by LESSOR. Rent shall be paid to LESSOR at the address designated herein or at such other place as LESSOR designates in writing, or if to an assignee of LESSOR, at such place as such assignee shall designate in writing. As used herein, the term "rent" shall mean all Monthly Rent, Interim Rent and Additional Rent. THIS IS A NONCANCELABLE LEASE. LESSEE shall pay the total rents for the entire term to LESSOR, or LESSOR'S assignee (as defined herein), and such payment of rents shall be absolute and unconditional without right to setoff, reduction, abatement, counterclaim, recoupment, or defense of any kind whatsoever.

       a. SERVICE CHARGE: In the event that any rent is not received by LESSOR or LESSOR'S assignee within five (5) days of the due date thereof, LESSEE shall pay a service charge of five percent (5%) of the past due payment and shall pay interest at the rate of 1.5 percent (1.5%) per month or the maximum legal rate, whichever is less, until all past due rents are received.

       b. LEASE BASIS COST: The term "Lease Basis Cost" as defined herein means the cost of acquiring, delivering and installing the equipment including but not Limited to all parts, materials, labor, services, transportation, taxes, and all other charges of every kind and nature associated therewith.

       c. NON-PERFORMANCE: If LESSEE fails to perform any of its covenants, warranties, terms or conditions herein, LESSOR may, at its option, perform on LESSEE'S behalf and all monies advanced by LESSOR shall be repayable by LESSEE as Additional Rent. However, in no event shall LESSOR'S performance on behalf of LESSEE be deemed to relieve LESSEE of its obligations hereunder.

4. LEGAL TITLE, LIENS, TAXES AND QUIET ENJOYMENT: During the term of this MASTER LEASE, legal title to all equipment shall at all times vest in LESSOR. LESSEE'S interest in the equipment shall be limited to its possession and use and LESSEE shall not have or assert any right, title or interest therein, except as expressly set forth herein, and shall protect, indemnify and defend, at its expense, LESSOR'S legal title. LESSEE shall, at its expense, keep the equipment free and clear of any lien or encumbrance of any kind whatsoever except that of LESSOR arising hereunder. LESSEE warrants that the equipment will at all times remain personal property, regardless of how it may be affixed to any real property. Prior to LESSOR'S acceptance of this MASTER LEASE, LESSEE shall provide LESSOR with a waiver, in form satisfactory to LESSOR, by the landlord or mortgagee of the premises in which the equipment is located, of such landlord's or mortgagee's rights in and to the equipment and/or the rent due under this MASTER LEASE. In lieu of such waiver, LESSEE hereby agrees to hold LESSOR harmless and indemnify LESSOR with regard to any and all claims, actions, damages, costs and attorneys fees asserted by any landlord or mortgagee against LESSOR or the equipment herein. LESSEE shall pay all taxes,
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       assessments or fees assessed against the equipment or payable by LESSOR or LESSEE with respect to the equipment including any interest or penalties therein excepting only federal or state taxes based on the net income of LESSOR and without regard to LESSOR'S agreement to invoice LESSEE for such amounts. LESSEE agrees to the extent permissible by law, to prepare and file all required tax returns and other reports (other than reports regarding LESSOR'S income tax) with any federal, state or other regulatory authority. To the extent LESSEE is not permitted to file such returns or reports, LESSEE shall prepare them and provide them to LESSOR for filing prior to the date such return or report is due. LESSOR shall have the right to affix a stencil, plate, label or other indicia of its ownership to the equipment and LESSEE shall not remove or conceal such identification. LESSEE shall have the right to quiet enjoyment of the equipment during the term of the Lease Schedule, so long as no event of default (as herein defined) occurs.

5. LOCATION, USE, MODIFICATIONS AND ALTERATIONS: LESSEE shall not move, or permit the movement of, the equipment from the location (hereinafter referred to as "Equipment Location") specified in the Lease Schedule without LESSOR'S prior written consent. LESSEE shall not use, or permit the use of, the equipment unless such use is consistent with LESSEE'S business, by qualified operators under LESSEE'S control and in compliance with (A) applicable laws and regulations; (B) the specifications of, and use contemplated by, the manufacturer of the equipment (hereinafter referred to as "Manufacturer"); (C) the terms of LESSEE'S insurance coverage and (D) the requirements of LESSEE'S maintenance agreement regarding the equipment. LESSEE shall not make any modifications, alterations or additions to the equipment without LESSOR'S prior written consent (other than manufacturer's changes, as such term is hereinafter defined) unless said additions (A) are readily removable without causing any damage to the equipment and (B) do not impair the quality, safety, function or marketability of the equipment (hereinafter referred to as a "Permitted Modification"). Any Permitted Modification shall not become the property of LESSOR and shall not be subject to the Lease Schedule, provided that upon termination or expiration of the term, LESSEE shall remove all Permitted Modifications and restore the equipment to its original condition (ordinary wear and tear excepted), all at no expense to LESSOR. LESSEE shall permit the Manufacturer, its agents or its contractors, access to the equipment for the purpose of performing such upgrades, recall orders or engineering changes as the Manufacturer shall require to enhance or maintain the equipment's standard of performance (herein defined as "Manufacturer's Changes), all of which shall immediately become the property of LESSOR and be subject to the Lease Schedule.

6. MAINTENANCE AND INSPECTION: THIS IS A NET LEASE. LESSEE shall, at its own expense, maintain the equipment in good condition and repair and furnish all necessary repairs, parts, materials and supplies. At all times herein, LESSEE shall keep in full force and effect a maintenance agreement with the Manufacturer or, with LESSOR'S consent, with an equivalent service organization that routinely maintains such equipment (hereinafter referred to as "Equivalent Service Organization"). During reasonable business hours and subject to LESSEE'S reasonable security precautions, LESSEE shall permit LESSOR access to all of the equipment for the purpose of inspecting the equipment to determine LESSEE'S compliance with this MASTER LEASE. If LESSEE is not in compliance with this MASTER LEASE, LESSOR shall notify LESSEE in writing of the acts of noncompliance. LESSEE shall immediately take steps to rectify said noncompliance and notify Lessor upon its re-compliance with this MASTER LEASE.

7. DISCLAIMER OF WARRANTIES: LESSEE has selected at its own risk the Manufacturer, size and design of the equipment in accordance with the terms and conditions of the purchase order which LESSEE has issued, or induced LESSOR to issue. LESSEE acknowledges that LESSOR is not the Manufacturer, or its agent or distributor, and that LESSOR MAKES NO REPRESENTATIONS OR WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE MERCHANTABILITY, VALUE, CONDITION, QUALITY, PURPOSE OR USE BY LESSEE, OR PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT. LESSOR SHALL NOT BE LIABLE FOR LOSSES OR DAMAGES
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       THEREFROM, INCLUDING BUT NOT LIMITED TO LOSS OF BUSINESS, OR ACTUAL OR
       ANTICIPATED PROFITS, OR OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND WHATSOEVER ARISING FROM THIS MASTER LEASE OR THE EQUIPMENT. So long as no event of default (as herein defined) has occurred and continues uncured, LESSOR assigns LESSEE all of Manufacturer's warranties and indemnifications, to the extent said warranties and indemnifications are assignable.

8. RISK OF LOSS: LESSEE hereby assumes and shall bear the entire risk of changes to, loss, theft, damage, destruction or seizure (hereinafter referred to as "Event of Loss") of the equipment from every cause whatsoever. No Event of Loss shall relieve LESSEE of its obligations to pay rent or to perform any other obligation under this MASTER LEASE. If any of the equipment is damaged and repairable, LESSEE shall promptly notify LESSOR of the occurrence of the Event of Loss and shall, at LESSEE'S expense within thirty (30) days of such Event of Loss, cause repairs to be made to the equipment to restore it to the condition required pursuant to Section 6 herein. If the equipment is damaged beyond repair, LESSEE shall promptly notify LESSOR of the occurrence of the Event of Loss and shall, at LESSEE'S expense within thirty (30) days of the Event of Loss: (A) replace the equipment with like equipment in good repair and order or (B) pay to LESSOR in cash the following: (1) the greater of (a) ten percent (10%) of the Lease Basis Cost or (b) the actual fair market value of the equipment calculated as of the date of the Event of Loss; and (2) all amounts which have accrued and have not been paid by LESSEE to LESSOR under this MASTER LEASE through the date of the Event of Loss; and (3) the present value of the unpaid rent discounted at a rate of five percent (5%) for the remainder of the Initial Term for each Lease Schedule covering the affected equipment (the total amount described in (1), (2), and (3) above is hereinafter collectively referred to as "Casualty Value").

9. INSURANCE: LESSEE shall provide and maintain, at its sole cost and expense: (1) all risk property insurance on the equipment for its full replacement value in an amount no less than the Casualty Value, and (2) comprehensive public liability and property damage insurance on the equipment in amounts not less than $1,000,000.00 per occurrence and $3,000,000.00 in the aggregate, with an insurer reasonably acceptable to LESSOR considering the risks to be insured. LESSEE shall provide LESSOR or its assigns (in a form acceptable to LESSOR) with certificates of insurance and a loss payable endorsement in favor of LESSOR and its assigns, as loss payee for property damage coverage and as additional insured for public liability coverage. If specifically requested in writing by LESSOR, LESSEE shall provide a copy of the insurance policy under which the certificates are issued. The insurance endorsement shall provide that the coverage shall not be materially altered or canceled unless thirty (30) days prior written notice has been given to LESSOR and its assigns, and that the coverage afforded to LESSOR and its assigns, shall not be rescinded, impaired or invalidated by any act or omission of LESSEE. LESSOR may apply proceeds of any such insurance to any of LESSEE'S obligations hereunder, but shall pay excess proceeds, if any, to LESSEE upon LESSEE'S full satisfaction of its obligations hereunder.

10. GENERAL INDEMNIFICATION: Except for liability arising from the gross negligence or willful misconduct of LESSOR, its employees or agents, LESSEE hereby agrees to indemnify, defend, protect and hold LESSOR, its agents, employees, directors and assigns harmless from and against any and all claims, losses, damages, injuries, suits, demands or expenses, including but not limited to attorneys' fees and costs of whatever kind and nature, arising in connection with the equipment including without limitation its selection, purchase, installation, use, deinstallation, delivery, return or manufacture (including without limitation patent trademark or other infringement). LESSEE shall promptly notify LESSOR or its assigns of any matter hereby indemnified against.

11. RETURN OF EQUIPMENT: Upon the expiration of any Lease Schedule or termination for any other cause, LESSEE at is sole cost and expense, shall assemble, crate, insure and deliver all of the equipment and all of the service records relating thereto, subject to the Lease Schedule, to LESSOR in the same good condition and repair as when received, ordinary wear and tear excepted, to such reasonable destination within the continental United States as LESSOR shall designate.
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       LESSEE shall immediately prior to the return of each unit of equipment, provide LESSOR a letter from the Manufacturer certifying that each unit of equipment is in good working order, ordinary wear and tear excepted, and is eligible for a maintenance agreement by the Manufacturer or Equivalent Service Organization. LESSEE shall provide LESSOR with at least one hundred twenty (120) days written notice of the return of the equipment. Notwithstanding any other rights and remedies of LESSOR, if LESSEE falls to return the equipment to LESSOR or its designee within ten
       (10) days of the time required, then until such time as the equipment is returned, LESSEE shall pay on demand as liquidated damages, not as a penalty, and at LESSOR'S election, an amount equal to (A) twelve (12) months rent; or (B) one hundred twenty percent (120%) of the Monthly Rent for each month or portion thereof until the equipment is returned to LESSOR as detailed herein.

12. LESSEE'S REPRESENTATIONS AND WARRANTIES: LESSEE represents and warrants to LESSOR with regard to this MASTER LEASE and each Lease Schedule to be appended hereto that:

       a. The execution, delivery and performance of this MASTER LEASE and any Lease Schedule have been duly authorized by all necessary action on the part of LESSEE and this MASTER LEASE constitutes a valid and binding obligation of LESSEE enforceable against LESSEE in accordance with its terms;

       b. The individual executing this MASTER LEASE on behalf of LESSEE is duly authorized;

       c. Neither the execution or delivery by LESSEE of this MASTER LEASE, nor the performance thereof by LESSEE, conflicts with, results in a breach of or constitutes a default or violation of LESSEE'S Certificate of Incorporation, By-Laws, applicable law, court order or any agreement or other instrument to which LESSEE is a party or by which it is bound;

       d. LESSEE is duly organized and in good standing in its state of incorporation, is duly qualified to do business in each jurisdiction where the equipment is located and where such qualification is required;

       e. Upon request by LESSOR, LESSEE shall furnish its most recent audited annual financial statements prepared in accordance with generally accepted accounting principles;

       f. LESSEE shall provide to LESSOR any other documents reasonably requested to consummate this transaction or any Lease Schedule or as reasonably required under this MASTER LEASE;

       g. No approval, consent or authorization is required from any governmental authority with respect to the execution, delivery or performance of this MASTER LEASE, or if any such approval, consent or authorization is required, it has been obtained.

13. EVENT OF DEFAULT: The occurrence of any of the following events shall constitute an event of default by LESSEE or its guarantor (hereinafter referred to as an "Event of Default"):

       a. Failure to pay when due any installment of rent or other sum due hereunder, and such failure shall continue for more than five (5) days after notice thereof; or

       b. Failure to perform any other term or condition, covenant, representation or warranty of this MASTER LEASE or any Lease Schedule, and such failure continues for a period of twenty (20) days after notice thereof; or

       c. If LESSEE or its guarantor ceases doing business as a going concern, becomes insolvent, admits in writing its inability to pay its debts as they become due, makes an assignment for the benefit of its creditors, files a voluntary petition or answer seeking any reorganization,
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             arrangement, composition, readjustment liquidation, dissolution or similar relief under any present or future federal or state statute, law or regulation, admits, consents to or acquiesces in the appointment of a receiver or trustee of any of its property, the commission of any act of dissolution, liquidation or the bankruptcy or death of the LESSEE'S guarantor in the event that the guarantor is a natural person; or

       d. Failure within sixty (60) days after the commencement of any proceeding against LESSEE or its guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, bankruptcy or similar relief under any current or future federal or state statute, law or regulation to obtain the dismissal of such proceeding; or

       e. If any warranty, covenant or representation made by LESSEE to LESSOR is false, incorrect or untrue in any material respect; or if any equipment subject to a Lease Schedule is attached, levied upon, encumbered, pledged or seized; or LESSEE defaults under any other agreement with LESSOR; or defaults under any other material lease, loan or agreement for the borrowing of money; or

       f. There is a material adverse change in the financial condition of LESSEE or its guarantor.

14. REMEDIES: At any time after an Event of Default, LESSOR shall have the right to exercise any one or more of the following cumulative remedies:

       a. Accelerate without notice to LESSEE all of LESSEE'S obligations hereunder and to sue for and recover all rents and other amounts which have accrued or shall accrue under this MASTER LEASE, all of which shall become immediately due and payable upon demand by LESSOR;

       b. Require that LESSEE assemble the equipment and deliver it to LESSOR as provided under Section 11 or enter the premises where any equipment is located without notice or process of law and take possession of the equipment without incurring any liability to LESSEE or any other party for any damages arising from such taking of possession;

       c. Sell any or all of the equipment at public or private sale or relet same;

       d. Terminate this MASTER LEASE or any Lease Schedule as to any or all of the equipment;

       e. At law or in equity, enforce any of LESSOR'S rights or pursue any other remedy now or hereafter arising. LESSOR'S remedies hereunder are cumulative in nature, not exclusive, and the exercise of any particular remedy shall not be construed to be an election of remedies by LESSOR nor shall any waiver or delay by LESSOR of any of its rights or remedies under this MASTER LEASE be construed as a waiver of LESSOR'S rights to enforce that, or any other, right or remedy in the future. Notwithstanding LESSOR'S election of remedies, LESSEE shall remain liable for the present value of all rents discounted at a rate of five percent (5%) and other amounts which have accrued or would have accrued during the Initial Term, in addition to (A) all of LESSOR'S costs and expenses incurred in enforcing its rights hereunder, or in taking of possession, storing, repairing, selling or reletting the equipment, (B) court costs and reasonable attorneys' fees, and (C) an amount equal to the greater of (1) ten percent (10%) of the Lease Basis Cost or (2) the fair market value calculated as of the date of such Event of Default, less (D) the net proceeds of a public or private sale or reletting, if any, of the equipment, at the present value, if necessary, discounted at a rate of five percent (5%) and (E) any insurance proceeds recovered by LESSOR from insurance coverage provided by LESSEE. However, in no event shall LESSOR'S exercise of more than one of its remedies entitle LESSOR to recover from LESSEE an amount in excess of that referred to in this section.
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15.    ASSIGNMENT AND SUBLEASE:

       a. LESSORS ASSIGNMENT: LESSEE understands and acknowledges that LESSOR has entered into this MASTER LEASE and shall enter into each Lease
             Schedule in anticipation of assigning, mortgaging, or otherwise transferring its rights and interests thereunder and/or in the equipment (but not its obligations) to others (hereinafter referred to as "Assignees") without notice to or the consent of LESSEE. Accordingly, LESSOR and LESSEE agree that:

       (1) LESSEE will, after due notice, acknowledge in writing such notice of assignment as reasonably requested by LESSOR or its Assignee, and pay directly to the designated Assignee the amounts which become due under each assigned Lease Schedule and such payment shall be absolute and unconditional, without reduction, abatement, offset or counterclaim of any kind. Notwithstanding the foregoing, LESSEE reserves its rights to have recourse directly against LESSOR on account of any claim it may have against LESSOR.

       (2) Any Assignee may reassign its rights and interests hereunder with the same effect as the original assignment.

       (3) LESSEE agrees to execute all filings pursuant to the Uniform Commercial Code as well as any other documents reasonably requested by LESSOR or its Assignee. Any Assignee shall not be liable to LESSEE for any obligations of LESSOR hereunder.

       b. LESSEE'S ASSIGNMENT AND SUBLEASE: Without LESSOR'S prior written consent, LESSEE shall not: (A) assign any of its obligations hereunder, (B) attempt to sublease the equipment or (C) attempt to sell, transfer, hypothecate, dispose of, lend or abandon the equipment or any of LESSEE'S rights in it. However, LESSEE may at its expense, sublease its rights in the equipment to a wholly-owned subsidiary or affiliate upon thirty (30) days prior written notice to LESSOR, provided that: (A) such sublease shall not relieve LESSEE of any of its obligations to LESSOR hereunder, and (B) such sublease shall be expressly subject and subordinate to the terms of this MASTER LEASE, and (C) LESSEE and sublessee agree to take such reasonable steps as LESSOR may request to protect the title of LESSOR or its Assignee in and to the equipment LESSEE shall pay to LESSOR the costs and expense of accomplishing any assignment or sublease.

16. CHOICE OF LAW AND FORUM: This MASTER LEASE and the provisions contained herein shall be deemed to have been executed at LESSOR'S principal place of business in Costa Mesa, California and shall be governed in all respects by the laws of the State of California. LESSOR and LESSEE on behalf of themselves and their assignees further agree that courts located in the State of California shall have jurisdiction over any matters arising out of this MASTER LEASE and hereby submit themselves to the personal jurisdiction of the California courts.

17. NOTICES: All notices or demands provided for herein shall be in writing and shall be deemed given when delivered or deposited in the United States mail, first class, postage prepaid, addressed to the parties at their respective addresses set forth above, or at such other address as may be provided from time to time.

18. SURVIVAL OF OBLIGATIONS: All the terms and conditions, representations, covenants, warranties and agreements contained in this MASTER LEASE and in any Lease Schedule or in any document in connection herewith shall specifically survive the expiration or termination of this MASTER LEASE.

19. SEVERABILITY: To the extent any provision of this MASTER LEASE or any Lease Schedule is deemed partially or wholly invalid or unenforceable under applicable law, such provision shall be effective to the extent valid and enforceable, and all other provisions shall remain in full force and effect.
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20.    LESSOR'S CONSENT: When LESSOR'S consent is required by the terms of this
       MASTER LEASE, such consent shall not be unreasonably withheld.

21. LEASE SCHEDULE REAFFIRMATION: The execution by LESSOR and LESSEE of each Lease Schedule shall constitute a reaffirmation by LESSEE of its covenants, representations and warranties herein and that the same are true, correct and complete with respect to the Lease Schedule as of the date of execution of each Lease Schedule.

22. HEADINGS: All section headings of this MASTER LEASE are for convenience only, and shall not in any way limit or affect the meaning or scope of this MASTER LEASE or its provisions.

23. NO WAIVER: No delay, omission or failure to act by LESSOR at any time to exercise or enforce any right or remedy herein provided shall be a waiver of any such right or remedy to which LESSOR is entitled, nor shall it in any way affect the right of LESSOR to enforce such provisions thereafter.

24. ENTIRE AGREEMENT: This MASTER LEASE constitutes the entire agreement of the parties hereto and no other written or oral representations or warranties shall be binding upon the parties hereto. NO AGENT OR EMPLOYEE OF THE MANUFACTURER OR SELLER OF THE EQUIPMENT IS AUTHORIZED TO BIND LESSOR TO THIS MASTER LEASE OR ANY OTHER AGREEMENT OR TO WAIVE OR MODIFY ANY OF THE PROVISIONS HEREOF. Any modification or waiver of any of the provisions herein shall be effective only if in writing and executed by all of the parties hereto, provided however that LESSOR may add applicable equipment serial or identification numbers to Lease Schedules and financing statements.

25. SUCCESSOR: This MASTER LEASE and each Lease Schedule shall be binding upon and shall inure to the benefit of LESSOR, LESSEE and their respective successors, legal representatives and assigns.

26. ADDITIONAL FILINGS: In the event that LESSEE fails or refuses to execute and/or file Uniform Commercial Code financing statements or other instruments or recordings which LESSOR or its Assignee reasonably deems necessary to perfect, or maintain perfection of, LESSOR'S or its Assignee's interests hereunder, LESSEE hereby appoints LESSOR or its Assignee as LESSEE'S limited attorney-in-fact to execute and record all documents reasonably necessary to perfect or maintain the perfection of LESSOR'S interest hereunder. LESSEE shall pay LESSOR or its Assignee for any costs and fees relating to the filings including, but not limited to, costs, fees, searches, document preparation, documentary stamps, privilege taxes and reasonable attorneys' fees.

27. MULTIPLE LESSEES: If more than one LESSEE is named within this MASTER LEASE, the liability of each shall be joint and several.

28. LEASE ACCEPTANCE: At no time shall this MASTER LEASE or any Lease Schedule be deemed to constitute an offer binding upon LESSOR until it is accepted by execution of LESSOR at its corporate office in Costa Mesa, California.

LESSOR:                                      LESSEE:

PACIFIC FINANCIAL COMPANY                    UNISON HEALTHCARE CORPORATION

By: /s/ Anthony K. Ellsworth                 By: /s/ Jerome L. Joseph
Name (Printed):Anthony K. Ellsworth          Name (Printed): Jerome L. Joseph
Title: President                             Title: VP & Treasurer
Date: Nov. 25, 1996                          Date: 11/25/96

                                 LEASE SCHEDULE

LEASE SCHEDULE NUMBER 1 TO MASTER LEASE AGREEMENT NUMBER UHC1196

This Lease Schedule incorporates the terms and conditions of Master Lease Agreement No. UHC1196 dated as of the 25th day of November, 1996 (the "Master Lease") by and between Pacific Financial Company ("Lessor") and Unison Healthcare Corporation ("Lessee")

THIS IS A NON CANCELABLE LEASE SCHEDULE

       1. INITIAL TERM: Sixty (60) months commencing with the first day of the month immediately following the Commencement Date (or beginning with the Commencement Date if that date is the first day of the month). Notwithstanding anything to the contrary contained in the Master Lease Agreement or this Lease Schedule, if Lessee elects to terminate this Lease Schedule prior to the expiration of the Initial Term, said early termination will be calculated by discounting the remaining rental payments at seven percent (7.00%). If early termination occurs after the fourth year, Lessee agrees to pay an additional one percent (1.00%) penalty.

       2. RENTAL PAYMENTS: $ 21,181.34 per month, plus any and all applicable taxes, for the first 60 months.

             Advance Payments receivable by Lessor as of the Commencement Date: first, only.

       3. EQUIPMENT: (See Equipment Schedule attached hereto and made a part hereof)

       4. COMMENCEMENT DATE: November 25, 1996, as evidenced by the Certificate of Acceptance, issued in respect to this Lease Schedule.

       5. END OF LEASE OPTIONS: Buyer hereby irrevocably agrees to purchase the Equipment upon the expiration of the Lease at a price of $1.00 ("Purchase Price") plus any applicable taxes, late charges, filing, documentation costs and any unpaid amounts due under the Lease. In the event the Lease is terminated in accordance with its terms, Buyer hereby agrees to pay to Lessor the Purchase Price in addition to all other amounts payable to Lessor as a result of said termination. A demand for purchase of the Equipment may be made by Lessor or its successors and assigns at any time after the expiration of the Lease in which event, the effective date for purchase of the Equipment shall be the first (1st) day of the month after such demand or such other date as may be mutually agreed upon between Lessor or its successors and assigns and buyer. THE EQUIPMENT SHALL BE SOLD TO BUYER AND POSSESSION MADE AVAILABLE TO BUYER "AS-IS WHERE IS": IT BEING EXPRESSLY UNDERSTOOD THAT LESSOR AND ITS SUCCESSORS AND ASSIGNS MAKE NO REPRESENTATION OF WARRANTY EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, OR PATENT INFRINGEMENT. NOTWITHSTANDING THE FOREGOING, LESSOR OR ITS SUCCESSORS AND ASSIGNS REPRESENT AND WARRANT THAT IT OR THEY HAVE GOOD AND MERCHANTABLE TITLE TO THE EQUIPMENT AND CAN CONVEY SAME TO BUYER, FREE AND CLEAR OF ANY SUPERIOR LIEN OR INCUMBRANCE. BUYER IS LIABLE FOR ANY TAXES PAYABLE AS A RESULT OF THIS SALE OF EQUIPMENT. As a precautionary measure and not as an admission of either pam/ as to whether the Lease is a lease or security agreement and as Security for the obligations contained in said Master Lease and Lease Schedules, now existing or hereafter arising, under the same, Lessee hereby presently conveys, warrants, mortgages, assigns, pledges, and grants to Lessor, its successors and assigns, a first and prior security interest in said Master Lease and Lease Schedules, and to the Equipment, and all additions, upgrades, attachments, accessories, replacements, improvements, and substitutions thereto, now or hereafter acquired, together with all rents, issues, income, profits, and proceeds thereof, including insurance proceeds.

       6. ENTIRE AGREEMENT: LESSEE REPRESENTS THAT IT HAS READ, RECEIVED, RETAINED A COPY OF AND UNDERSTANDS THIS LEASE SCHEDULE AND
             AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. LESSOR AND LESSEE AGREE THAT THIS LEASE SCHEDULE, THE MASTER LEASE AND ALL RIDERS THERETO SHALL CONSTITUTE THE ENTIRE AGREEMENT AND SUPERSEDE ALL PROPOSALS, ORAL OR WRITTEN, ALL PRIOR NEGOTIATIONS AND ALL OTHER COMMUNICATIONS BETWEEN LESSOR AND LESSEE WITH RESPECT TO ANY
             UNIT OF EQUIPMENT.

THIS LEASE SCHEDULE IS EFFECTIVE ONLY UPON ACCEPTANCE BY LESSOR AT ITS CORPORATE OFFICE IN Costa Mesa, California.

Accepted on November 25, 1996 at Costa Mesa, California

Pacific Financial Company (Lessor)                Unison Healthcare Corporation
By PFR Management, Inc., General Partner          (Lessee)


By: /s/ Anthony K. Ellsworth                   By:/s/ Jerome L. Joseph
Name (Printed): Anthony K. Ellsworth           Name (Printed): Jerome L. Joseph
Title: President                               Title: VP & Treasurer
                                               Date: 11/25/96

                               EQUIPMENT SCHEDULE
                                       TO
                             LEASE SCHEDULE NUMBER 1
                                       TO
                      MASTER LEASE AGREEMENT NUMBER UHC1196


EQUIPMENT LOCATIONS

Unison Healthcare Corporation                     Unison Healthcare Corporation
7272 Indian School Road                           4141 North Scottsdale Road
Suites 107 and 214                                Suite 304
Scottsdale, Arizona 85251                         Scottsdale, Arizona 85251

VENDOR:             Scottsdale Business Systems, Lac.
                    7745 East Redfield Road 9200
                    Scottsdale, AZ 85260

QUANTITY            DESCRIPTION OF EQUIPMENT
--------            ------------------------

3                   BP SNM Module-ADV STK;
5                   BP Jet Direct Printer
8                   Multi-Tech V.34 Modem Card
1                   Multi-Tech Rack Mount Card Cage
2                   Multi-Tech Card Cage Power Supply-AC
120                 120   System Engineer (MCNE) - Integration/Installation
5                   HP Advance Stack- I OOVG HUB
12                  HP Selectable 10/100 VG-6 Pack NIC
1                   Novell NetWare 4.11 (100) User
65                  Level Two Pentium 133 Systems, Three Year Warranty;
                    Mitromics 5/100200THRBRD/P 133/CA-PFAN/16MB RAM; @-Tower
                    Case 200 Watt P.S./1.44MB FD/CARDEX PCI Video; 1MB
                    Card/Seagate Me@ 1.2GB HD/MS Mouse/ACER I-CB; Windows95
                    SW/15" GVC Color Monitor/TIOOOTape BU DRV. (5)TR-1
                    Tapes/Microcom Deskporte 28.8 Fax Modem/Serial & Parallel
                    Cables Shipping Carton/APC 45OBK LTPS/SBSI; Custom
                    Configuration, Warehouse & Tracking; HP Laser Jet Printer.
1                   HP Netserver LXS PRO w/ Array-Dual Pro
8                   HP 4.2GB BD-Hot Swapable SCSI Drives-LX
12                  ]HP 64NM S@-LX Specific
2                   B:P-LX RackMount
2                   HP-19" Cabinet Shelf
1                   HP 2 Meter Cabinet
2                   HP-Powerwise 2100
1                   HP 4 Port Console Switch
2                   7' Console Cable Kits
2                   HP Surestor 12000E Data Auto Load
4                   HP Surestor Magazine w/Tapes
1                   Arcada/Seagate Backup Exec-Enterprise
2                   Arcada/Seagate Advance Auto
1                   HP Router FR 1-WAN/1ENET OPTV.35 Sync CBL
                          TOTAL SCOTTSDALE BUS. SYSTEMS              $418,237.53

VENDOR:             Hyperion Software
                    900 Long Ridge Road
                    Stamford, CT 06902

                    DESCRIPTION OF EQUIPMENT
                    ------------------------

                    (1/2) of the Accounting Software; General Ledger-Version 2.5 including; Graphical Report Writer, Financial Statements, Hyperion Analyst for Ad Hoc Reporting; Accounts Payable-Version 2.5; Maintenance Support; Project Management; Training, Consulting and Database Set-Up
                          TOTAL HYPERION SOFTWARE                    $292,992.00

VENDOR:             Marktech Systems, Inc.
                    7500 Flying Cloud Drive, Suite 100
                    Eden Prairie, MN 55344

QUANTITY            DESCRIPTION OF EQUIPMENT
--------            ------------------------

17                  MDS/Clinical Software Application Package;
17                  Project Management, Training & Installation; I390
                    Software/4790*33MDS Network
                          TOTAL MARKTECH SYSTEMS                     $101,660.00

VENDOR:             CTR Systems, Eac.
                    553 Keystone Drive
                    Warrendale, PA 15086

QUANTITY            DESCRIPTION OF EQUIPMENT
--------            ------------------------

                    Project Management, Installation, Training; Hardware & Software; Kronos Time & Attendance Systems 460F, TKC 500V8R5485 Comm Ed, etcetra; On-site Professional Services; Travel Expenses 25 x $1,300.00 6 Full Sets of Hardware & Software; Annual Maintenance

                          TOTAL CTR SYSTEMS                           130,180.00

                    TOTAL EQUIPMENT COST                             $943,069.53

Lessee hereby authorizes Lessor to amend the applicable Uniform Commercial Code Financing Statement to include serial numbers for the Equipment as they become available.

                                 LEASE SCHEDULE


LEASE SCHEDULE NUMBER 2 TO MASTER LEASE AGREEMENT NUMBER UHC1196

This Lease Schedule incorporates the terms and conditions of Master Lease Agreement No. UHC1196 dated as of the 25th day of November, 1996 (the "Master Lease") by and between Pacific Financial Company ("Lessor") and Unison Healthcare Corporation ("Lessee").

THIS IS A NON CANCELABLE LEASE SCHEDULE

       1. INITIAL TERM: Sixty (60) months commencing with the first day of the month immediately following the Commencement Date (or beginning with the Commencement Date if that date is the first day of the month). Notwithstanding anything to the contrary contained in the Master Lease Agreement or this Lease Schedule, if Lessee elects to terminate this Lease Schedule prior to the expiration of the Initial Term, said early termination will be calculated by discounting the remaining rental payments at seven percent (7.00%). If early termination occurs after the fourth year, Lessee agrees to pay an additional one percent (1.00%) penalty.

       2. RENTAL PAYMENTS: $ 19,396.54 per month, plus any and all applicable taxes, for the first 60 months.

             Advance Payments receivable by Lessor as of the Commencement Date: first, only.

       3. EQUIPMENT: (See Equipment Schedule attached hereto and made a part hereof)

       4. COMMENCEMENT DATE: November 25, 1996, as evidenced by the Certificate of Acceptance, issued in respect to this Lease Schedule.

       5. END OF LEASE OPTIONS: Buyer hereby irrevocably agrees to purchase the Equipment upon the expiration of the Lease at a price of $1.00 ("Purchase Price") plus any applicable taxes, late charges, filing, documentation costs and any unpaid amounts due under the Lease. In the event the Lease is terminated in accordance with its terms, Buyer hereby agrees to pay to Lessor the Purchase Price in addition to all other amounts payable to Lessor as a result of said termination. A demand for purchase of the Equipment may be made by Lessor or its successors and assigns at any time after the expiration of the Lease in which event, the effective date for purchase of the Equipment shall be the first (1st) day of the month after such demand or such other date as may be mutually agreed upon between Lessor or its successors and assigns and buyer. THE EQUIPMENT SHALL BE SOLD TO BUYER AND POSSESSION MADE AVAILABLE TO BUYER "AS-IS WHERE IS": IT BEING EXPRESSLY UNDERSTOOD THAT LESSOR AND ITS SUCCESSORS AND ASSIGNS MAKE NO REPRESENTATION OF WARRANTY EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, OR PATENT INFRINGEMENT. NOTWITHSTANDING THE FOREGOING, LESSOR OR ITS SUCCESSORS AND ASSIGNS REPRESENT AND WARRANT THAT IT OR THEY HAVE GOOD AND MERCHANTABLE TITLE TO THE EQUIPMENT AND CAN CONVEY SAME TO BUYER, FREE AND CLEAR OF ANY SUPERIOR LIEN OR INCUMBRANCE. BUYER IS LIABLE FOR ANY TAXES PAYABLE AS A RESULT OF THIS SALE OF EQUIPMENT. As a precautionary measure and not as an admission of either pam/ as to whether the Lease is a lease or security agreement and as Security for the obligations contained in said Master Lease and Lease Schedules, now existing or hereafter arising, under the same, Lessee hereby presently conveys, warrants, mortgages, assigns, pledges, and grants to Lessor, its successors and assigns, a first and prior security interest in said Master Lease and Lease Schedules, and to the Equipment, and all additions, upgrades, attachments, accessories, replacements, improvements, and substitutions thereto, now or hereafter acquired, together with all rents, issues, income, profits, and proceeds thereof, including insurance proceeds.

       6. ENTIRE AGREEMENT: LESSEE REPRESENTS THAT IT HAS READ, RECEIVED, RETAINED A COPY OF AND UNDERSTANDS THIS LEASE SCHEDULE AND
             AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. LESSOR AND LESSEE AGREE THAT THIS LEASE SCHEDULE, THE MASTER LEASE AND ALL RIDERS THERETO SHALL CONSTITUTE THE ENTIRE AGREEMENT AND SUPERSEDE ALL PROPOSALS, ORAL OR WRITTEN, ALL PRIOR NEGOTIATIONS AND ALL OTHER COMMUNICATIONS BETWEEN LESSOR AND LESSEE WITH RESPECT TO ANY
             UNIT OF EQUIPMENT.

THIS LEASE SCHEDULE IS EFFECTIVE ONLY UPON ACCEPTANCE BY LESSOR AT ITS CORPORATE OFFICE IN Costa Mesa, California.

Accepted on November 25, 1996 at Costa Mesa, California

Pacific Financial Company (Lessor)             Unison Healthcare Corporation
By PFR Management, Inc., General Partner       (Lessee)


By: /s/ Anthony K. Ellsworth                   By: Jerome L. Joseph
Name (Printed): Anthony K. Ellsworth           Name (Printed): Jerome L. Joseph
Title: President                               Title: VP & Treasurer
                                               Date:  11/25/96

                               EQUIPMENT SCHEDULE
                                       TO
                             LEASE SCHEDULE NUMBER 1
                                       TO
                      MASTER LEASE AGREEMENT NUMBER UHC1196


EQUIPMENT LOCATIONS

Unison Healthcare Corporation                     Unison Healthcare Corporation
7272 Indian School Road                           4141 North Scottsdale Road
Suites 107 and 214                                Suite 304
Scottsdale, Arizona 85251                         Scottsdale, Arizona 85251

VENDOR:             Scottsdale Business Systems, Lac.
                    7745 East Redfield Road 9200
                    Scottsdale, AZ 85260

QUANTITY            DESCRIPTION OF EQUIPMENT
--------            ------------------------

3                   HP SNM Module-ADV STK;
5                   HP Jet Direct Printer
8                   Multi-Tech V.34 Modem Card
120                 System Engineer (MCNE) - Integration/-Installation
5                   HP Advance Stack- 100VG HUB
12                  HP Selectable 10/100 VG-6 Pack NIC
1                   Novell NetWare 4.11 (100) User
50                  Level Two Pentium 133 Systems, Three Year Warranty;
                    Mitronics 5/100200THRBRD/P 133/CAPFAN/16MB RAM; Mini-Tower
                    Case 200 Watt P.S./I.44MB FD/CARDEX PCI Video; 1MB
                    Card/Seagate Medlist 1.2GB HD/MS Mouse/ACER KB; Windows95
                    SW/15"GVC Color Monitor/T1OOO Tape BU DRV. (5)TR-1
                    Tapes/Microcom Deskporte 28.8 Fax Modem/-Serial & Parallel
                    Cables Shipping Carton/APC 45OBK UPS/SBSI; Custom
                    Configuration, Warehouse & Tracking; HP Laser Jet Printer.
1                   HP Netserver LXS PRO w/ Array-Dual Pro
8                   HP 4.2GB HD-Hot Swapable SCSI Drives-LX
12                  HP 64MB SIMM-LX Specific
2                   HP Powerwise Rack Mount
2                   HP-19" Cabinet Shelf
4                   HP Surestor Magazine w/Tapes
1                   Arcada/Seagate Backup Exec-Enterprise
1                   HP Router FR 1-WAN/ 1ENET OPTV.35 Sync CBL
                          TOTAL SCOTTSDALE BUS. SYSTEMS              $338,771.88

VENDOR:             Hyperion Software
                    900 Long, Ridge Road
                    Stamford, CT 06902

                    DESCRIPTION OF EQUIPMENT
                    ------------------------
                    (1/2) of the Accounting Software; General Ledger-Version 2.5 including; Graphical Report Writer, Financial Statements, Hyperion Analyst for Ad Hoc Reporting; Accounts Payable-Version 2.5; Maintenance Support; Project Management; Training, Consulting, and Database Set-Up
                          TOTAL HYPERION SOFTWARE                    $292,992.00

VENDOR:             Marktech Systems, Inc.
                    7500 Flying Cloud Drive, Suite 100
                    Eden Prairie, MN  55344


QUANTITY            DESCRIPTION OF EQUIPMENT
--------            ------------------------
17                  MDS/Clinical Software Application Package;
17                  Project Management, Training & Installation; I390
                    Software/4790*33MDS Network
                          TOTAL MARKTECH SYSTEMS                     $101,660.00

VENDOR:             CTR Systems, Inc.
                    553 Keystone Drive
                    Warrendale, PA 15086

QUANTITY            DESCRIPTION OF EQUIPMENT
--------            ------------------------
                    Project Management, Installation, Training; Hardware &
                    Software; Kronos Time & Attendance Systems 460F, TKC
                    500V8R5485 Comm Ed, etcetra; On-site Professional Services;
                    Travel Expenses 25 x $1,300.00
6                   Full Sets of Hardware & Software; Annual Maintenance
                          TOTAL CTR SYSTEMS                          $130,180.00

                    TOTAL EQUIPMENT COST                             $863,603.88

Lessee hereby authorizes Lessor to amend the applicable Uniform Commercial Code Financing Statement to include serial numbers for the Equipment as they become available.

                                 LEASE SCHEDULE

LEASE SCHEDULE NUMBER 3 TO MASTER LEASE AGREEMENT NUMBER UHC1196

This Lease Schedule incorporates the terms and conditions of Master Lease Agreement No. UHC 1196 dated as of the 25th day of November, 1996 (the "Master Lease") by and between Pacific Financial Company ("Lessor") and Unison Healthcare Corporation ("Lessee").

THIS IS A NON CANCELABLE LEASE SCHEDULE

       1. INITIAL TERM: Sixty (60) months commencing with the first day of the month immediately following the Commencement Date (or beginning with the Commencement Date if that date is the first day of the month.) Notwithstanding anything to the contrary contained in the Master Lease Agreement or this Lease Schedule, if Lessee elects to terminate this Lease Schedule prior to the expiration of the Initial Term, said early termination will be calculated in accordance with Rider A to this Lease Schedule No. 3.

       2. RENTAL PAYMENTS: $4,019.83 per month; plus any and all applicable taxes, for the first 60 months.

             Advance Payments received by Lessor as of the Commencement Date: first only.

       3. EQUIPMENT: (See Equipment Exhibit "A" attached hereto and made a part hereof).

       4. COMMENCEMENT DATE: _______________________, as evidenced by the Certificate of Acceptance, issued in respect to this Lease Schedule.

       5. END OF LEASE OPTIONS: Buyer hereby irrevocably agrees to purchase the Equipment upon the expiration of the Lease at a price of $1.00 ("Purchase Price") plus any applicable taxes, late charges, filing, documentation costs and any unpaid amounts due under the Lease. In the event the Lease is terminated in accordance with its terms, Buyer hereby agrees to pay to Lessor the Purchase Price in addition to all other amounts payable to Lessor as a result of said termination. A demand for purchase of the Equipment may be made by Lessor or its successors and assigns at any time after the expiration of the Lease in which event, the effective date for purchase of the Equipment shall be the first (1st) day of the month after such demand or such other date as may be mutually agreed upon between Lessor or its successors and assigns and buyer. THE EQUIPMENT SHALL BE SOLD TO BUYER AND POSSESSION MADE AVAILABLE TO BUYER "AS-IS WHERE IS": IT BEING EXPRESSLY UNDERSTOOD THAT LESSOR AND ITS SUCCESSORS AND ASSIGNS MAKE NO REPRESENTATION OF WARRANTY EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF FITNESS FOR ANY PARTICULAR OR OTHER PURPOSE, MERCHANTABILITY, OR PATENT INFRINGEMENT. NOTWITHSTANDING THE FOREGOING, LESSOR OR ITS SUCCESSORS AND ASSIGNS REPRESENT AND WARRANT THAT IT OR THEY HAVE GOOD AND MERCHANTABLE TITLE TO THE EQUIPMENT AND CAN CONVEY SAME TO BUYER, FREE AND CLEAR OF ANY SUPERIOR LIEN OR INCUMBRANCE. BUYER IS LIABLE FOR ANY TAXES PAYABLE AS A RESULT OF THIS SALE OF EQUIPMENT. As a precautionary measure and not as an admission of either pam/ as to whether the Lease is a lease or security agreement and as Security for the obligations contained in said Master Lease and Lease Schedules, now existing or hereafter arising under the same, Lessee hereby presently conveys, warrants, mortgages, assigns, pledges, and grants to Lessor, its successors and assigns, a first and prior security interest in said Master Lease and Lease Schedules, and to the Equipment, and all additions, upgrades, attachments, accessories, replacements, improvements, and substitutions thereto, now or hereafter acquired, together with all rents, issues, income, profits, and proceeds thereof, including insurance proceeds.

       6. ENTIRE AGREEMENT: LESSEE REPRESENTS THAT IT HAS READ, RECEIVED, RETAINED A COPY OF AND UNDERSTANDS THIS LEASE SCHEDULE AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. LESSOR AND LESSEE AGREE THAT THIS LEASE SCHEDULE, THE MASTER LEASE AND ALL RIDERS THERETO SHALL CONSTITUTE THE ENTIRE AGREEMENT AND SUPERSEDE ALL PROPOSALS, ORAL OR WRITTEN, ALL PRIOR NEGOTIATIONS AND ALL OTHER COMMUNICATIONS BETWEEN LESSOR AND LESSEE WITH RESPECT TO ANY UNIT OF EQUIPMENT.

THIS LEASE SCHEDULE IS EFFECTIVE ONLY UPON ACCEPTANCE BY LESSOR AT ITS CORPORATE OFFICE IN Costa Mesa, California.


Accepted on _______________________ at Costa Mesa, California.

Pacific Financial Company (Lessor)              Unison Healthcare Corporation
by PFR Management, Inc., General Partner        (Lessee)

By:                                             By: /s/ Jerome L. Joseph
Name (Printed):                                 Name (Printed): Jerome L. Joseph
Title:                                          Title: VP & Treasurer
                                                Date:  1/17/97

                        RIDER TO LEASE SCHEDULE NO. 3 TO
                         MASTER LEASE AGREEMENT UHC 1196
                         DATED NOVEMBER 26, 1996 BETWEEN
                      UNISON HEALTHCARE CORPORATION, LESSEE
                                       AND
                        PACIFIC FINANCIAL COMPANY, LESSOR

1. The Lessee shall have the right to prepay the indebtedness due under the Lease Agreement in whole, but not impart, provided that Lessee gives Lessor at least 30 days prior written notice of its intention to prepay and in addition to the payment of all principal, accrued interest, late charges, and other amounts due under the Lease Agreement, Lessee pays a prepayment fee equal to:

          (a) four percent (4%) of the principal prepaid if such prepayment occurs during the first lease year;
          (b) three percent (3%) of the principal prepaid if such prepayment occurs during the second lease year;
          (c) two percent (2%) of the principal prepaid if such prepayment occurs during the third lease year;
          (d) one percent (1%) of the principal prepaid if such prepayment occurs during the fourth lease year; and
          (e) No additional prepayment fee if prepayment occurs during the fifth lease year.

2.        The term "lease year" as used herein, shall mean a period of twelve
          (12) consecutive months. The first lease year shall commence _________, 1997. Subsequent lease years shall run consecutively, each commencing on the anniversary of the first lease year.

          LESSEE:                                 LESSOR:
          By: /s/ Jerome Joseph                   By:
          Title: VP & Treasurer                   Title:

                             UNISON HEALTHCARE CORP.
                  Lease Schedule 3 to Master Lease No. UHC1196
                                 Equipment List
                                   Exhibit "A"

Marktech Systems, Inc.
7500 Flying Cloud Drive - Suite 100
Eden Prairie, MN 55344

Eleven (11) MDS/Clinical Software Application Package &
Eleven (11) Project Management Training, & Installation               $65,780.00

Sybase.  Inc.
P.O. Box 60000
San Francisco.  CA 94160-2364

One (1) #28214 Sybase SQL Server ULTD User, One (1) #98740
Sybase SQL Server NT ULTD Update Subs; Two (2) #98761
Workplace Support New 10 Issues; Two (2) #P60001
PowerBuilder Enterprise 5.0 for WIN; Two (2) #P60013 PBE 5.0
Update Subs and Doc Set; One (1) #P40007 Visual Developer
Suite 1.0; One (1) #P40010 Visual Developer Suite Deal
Update Subs; One (1) #60099 Internet Developer Toolkit; One
(1) #W31125 Powersoft Optima+ Enterprise 1.5; One (1)
#W31163 Optima+ Enterprise Upgrade Subscript; One (1) #14525
Web; One (1) #27454 Netscape Communication Server; One (1)
#98322 Standard Support Fees & One (1) #98402 Standard
Support Contracts (2)                                                $ 51,361.00

Scottsdale Business Systems, Inc.
7745 East Redfield Road #200
Scottsdale.  AZ 85260

(70) Microsoft Office 95; (125) Microsoft Plus; (9) PC
Anywhere V. 7.5 (Host) 10 Pak; (1) MCAFEE 51-100 Lic Pack &
(25) WINZIP Lic.                                                     $ 42,593.00

Six (6) Fujitsu Lifebook 530T P133 6X 16/1, 3GB 11.3 TFT
WIN95 28.8, MFG Part #FPCO50062                                      $ 20,100.00
                                                                     -----------

                                                                     $179,834.00

The above referenced software is subject to provisions contained in the licensing agreement between the manufacturer/vendor and Unison Healthcare Corporation.

Lessee hereby authorizes Lessor to amend the applicable
Uniform Commercial Code Financing Statement to include serial numbers for the Equipment as they become available.